SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                                   March 22, 1995
                   Date of Report (Date of earliest event reported)



                                    ConAgra, Inc.
                (Exact name of registrant as specified in its charter)


                     Delaware          1-7275          47-0248710
                  (State or other      (Commission     (IRS Employer
                 jurisdiction of      File Number)   Identification No.)
                 incorporation)


                 One ConAgra Drive, Omaha, Nebraska           68102-5001
                (Address of principal executive offices)      (Zip Code)


                 Registrant's telephone number, including area code:
                                    (402) 595-4000





















          Item 5.   Other Events.

                    On March 22, 1995, ConAgra, Inc. announced that Stephen
          L. Key, Executive Vice President and Chief Financial Officer, was leaving the company effective April 14, 1995. ConAgra's press release is attached as Exhibit A.





          Item 7.  Exhibits.

               A.   ConAgra, Inc.'s Press Release dated March 22, 1995.

                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONAGRA, INC.



          March 23, 1995                By:      /s/ Kenneth W. DiFonzo

                                             Kenneth W. DiFonzo
                                             Vice President and Controller




































                                    EXHIBIT INDEX

          Exhibit
            No.                    Description                      Page



             A      ConAgra Inc.'s Press Release dated
                    March 22, 1995